                              STATE STREET RESEARCH

                                   GROWTH FUND


ANNUAL REPORT
December 31, 1997

WHAT'S INSIDE

From the Chairman

An exciting year to be an investor


Portfolio Manager's Review

Technology stocks
keep a lid on performance

Fund Information

Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements


                               [Graphic Omitted]

                                 For Excellence
                                       in
                               Shareholder Service


                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[Photo of Ralph J. Verni]

DEAR SHAREHOLDER:
In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased and Americans are the most confident they have been in nearly 30 years. Even severe economic problems in Southeast Asia, which brought stocks down sharply in October, failed to dampen investor enthusiasm for very long. However, it reminded us that stock markets can go down as well as up.

STOCKS
Although the U.S. stock market lost ground in October, it posted an unprecedented third consecutive year gain of 20%+. For the 12 months ended December 31, 1997, the S&P 500, a broad measure of common stock performance, was up 33.35%.(1) The stocks of large, established consumer companies led the market during the first half of the year. However, investors began to seek out less expensive small- and medium- sized companies in the third quarter. The turmoil in Asia was enough to unsettle investors, and once again they sought out large, blue chip companies late in the year.

Outside the U.S., Southeast Asian stock markets, which began to show signs of weakness late in the summer, took a beating in October and continued to struggle as the year ended. In Japan, stocks were held back by a weak economy and high-profile bankruptcies among financial companies. In Europe and Great Britain, business was upbeat, but stock returns were generally disappointing to American investors because of exchange rates.

BONDS
Bonds lagged stocks for most of the year but positive economic news and low interest rates ignited a bond market rally late in the year. In fact, the Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, actually outperformed the S&P 500, 2.94% versus 2.87% in the fourth quarter.(1)

LOOKING FORWARD
While the environment for financial assets has been clouded by concerns that the turmoil in Southeast Asia could extend to the U.S., our outlook for both stocks and bonds remains relatively positive for 1998. It may not be realistic to expect stocks to deliver another year of double digit returns. However, inflation remains low, and there are few reasons for the Federal Reserve to raise interest rates. The big question is whether companies can continue to increase their profits. Even slower profit growth may dampen investor enthusiasm.

In closing, I'd like to remind you of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1998, Service Center representatives will be available from 8:00 a.m. until 8:00 p.m. and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours. Thank you for investing in State Street Research.

Sincerely,
                                 PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS
/s/ Ralph F. Verni               SHAREHOLDER REPORT IS DATED AS INDICATED AND,
    Ralph F. Verni               BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA
    Chairman                     AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS
                                 BEING CURRENT THEREAFTER.
    December 31, 1997

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely traded common stocks. The Lehman Brothers Aggregate Bond Index is a market- value weighted index of fixed-rate debt issues, including U.S. treasury, agency, and corporate bond issues and mortgage-backed securities. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2) +9.44% for Class B shares; +9.30% for Class C shares; +10.54% for Class S shares.

(3) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the periods prior to 1993 that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable.

(6) Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1997)
--------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON DECEMBER 31, 1987(3)
(Class A shares, at maximum applicable sales charge)

[Insert Plot Points]

SEC AVERAGE ANNUAL COMPOUND
RATES OF RETURN
(at maximum applicable sales charge)(4)(5)(6)

---------------------------------------------------------------------
                           10 YEARS         5 YEARS          1 YEAR
---------------------------------------------------------------------
Class A                     +12.17%         +10.42%         + 5.18%
---------------------------------------------------------------------
Class B                     +12.27%         +10.42%         + 4.56%
---------------------------------------------------------------------
Class C                     +12.27%         +10.61%         + 8.32%
---------------------------------------------------------------------
Class S                     +12.81%         +11.67%         +10.54%
---------------------------------------------------------------------

Average Annual Returns
(do not reflect sales charge)(4)(6)
---------------------------------------------------------------------
                           10 YEARS         5 YEARS          1 YEAR
---------------------------------------------------------------------
Class A                     +12.69%         +11.45%         +10.14%
---------------------------------------------------------------------
Class B                     +12.27%         +10.62%         + 9.44%
---------------------------------------------------------------------
Class C                     +12.27%         +10.61%         + 9.30%
---------------------------------------------------------------------
Class S                     +12.81%         +11.67%         +10.54%
---------------------------------------------------------------------

TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)

RETAIL TRADE                                                   11.5%
COMPUTER SOFTWARE AND SERVICE                                  11.3%
BUSINESS SERVICE                                                8.8%
ELECTRONIC EQUIPMENT                                            7.9%
OFFICE EQUIPMENT                                                6.8%

Total: 45.5%

PORTFOLIO MANAGER'S REVIEW
Technology stocks keep a lid on performance

[Photo of Kennard "Pete" Woodworth]

               Kennard
          "Pete" Woodworth
          Portfolio Manager

We spoke with Kennard "Pete" Woodworth, portfolio manager of State Street Research Growth Fund, about the year ended December 31, 1997 and his views on the period ahead. Mr. Woodworth assumed management responsibility for the portfolio in September 1997.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a challenging year for the Fund. Class A shares gained 10.14%, [without sales charge](2) for the 12 months ended December 31, 1997. It fell considerably short of the average growth fund, which gained 25.30% over the same period, according to Lipper Analytical Services.

Q: WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE?
A: The single biggest drag on performance was the Fund's heavy exposure to technology stocks. This was especially difficult during the second half of the year when technology stocks suffered more than other industry groups as the economies and stock markets of Southeast Asia came crashing down. And, because many of the technology stocks in the Fund were among the more risky in the sector, they suffered even more than the industry average.

Q: DID YOU SUBSEQUENTLY REDUCE THE FUND'S TECHNOLOGY INVESTMENTS?
A: The science and technology sector, which includes industries like computer software and electronics, continued to account for a large portion of the portfolio through the end of the year. There were two primary reasons for this:
First, we have chosen holdings that we believe will be good for the long term. We believe that it would be poor strategy to make sweeping changes to the composition of the portfolio when its largest investments are down. Technology is a volatile sector, and we believe it has the potential to rebound. That would present a more constructive environment for reevaluating the Fund's technology holdings. Second, many good companies lost ground. Among them are those that we will continue to want to own because we believe they have the potential to recover, especially when the issues in Southeast Asia are resolved.

Q: CAN YOU GIVE AN EXAMPLE?
A: Teradyne fits this profile. The company makes testing equipment for semiconductor manufacturers. Despite a severe decline in its stock price in the second half of 1997, we continue to believe that the outlook for Teradyne is positive. The company reports that orders are growing, no cancellations or deferrals have resulted from the Southeast Asian downturn, and profits are growing. As a result, we continued to own the stock.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND SINCE TAKING OVER AS PORTFOLIO MANAGER IN SEPTEMBER?
A: I reduced the number of stocks in the portfolio, eliminated some of the Fund's smallest positions and increased existing positions in which my level of confidence was high. However, I was mindful of the potential tax situation and aimed to avoid creating short-term capital gains for shareholders. I expect to take a gradual approach to restructuring. However, over time, it is my goal to manage the Fund's volatility.

Q: WHAT IS YOUR OUTLOOK FOR GROWTH STOCKS AND FOR THE FUND?
A: While it is too early to estimate the impact of the Southeast Asian turmoil on the U.S. stock market, I believe that it could be short-lived. If that is the case, I believe the outlook for the Fund is good. Its technology holdings, which were a drag on performance last quarter, have the potential for a significant rebound, especially if Southeast Asia gets its economies back on course.


                                              December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS
(by percentage of net assets)

 1 CENDANT Global consumer & business services         5.2%
 2 TYCO Diversified manufacturer                       3.2%
 3 GUIDANT Medical instruments                         3.2%
 4 SEAGULL ENERGY Oil exploration                      2.9%
 5 REPUBLIC INDUSTRIES Waste management                2.8%
 6 WARNER-LAMBERT Pharmaceuticals                      2.8%
 7 NACIONAL TELEFONOS DE VENEZUELA Telephone           2.6%
 8 CARIBINER Corporate communications                  2.5%
 9 MICROSOFT Computer software & service               2.5%
10 CHANCELLOR MEDIA Radio stations                     2.4%

These securities represent an aggregate of 30.1% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

BEST AND WORST CONTRIBUTORS TO PERFORMANCE
(January 1, 1997 through December 31, 1997)

BEST /\
--------------------------------------------------------------------------------
CENDANT
    Strong earnings growth and improving business quality.
NACIONAL TELEFONOS DE VENEZUELA
    Excellent earnings growth and good economic growth in Venezuela.
DELL COMPUTER
    Gaining market share by exceptionally rapid growth.

WORST \/
------------------------------------------------------
REPUBLIC INDUSTRIES
    Concern about profitability of fast growing auto dealership segment. ASCEND COMMUNICATIONS
    Delay in shipment of important new product.
INTEL
    Slower earnings growth as company makes product transition to Pentium II line.

STATE STREET RESEARCH GROWTH FUND
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 1997

-------------------------------------------------------------------------------
                                                                       Value
                                                     Shares           (Note 1)
------------------------------------------------------------------------------
COMMON STOCKS 99.3%
BASIC INDUSTRIES 5.6%
FOREST PRODUCT 1.5%
IKON Office Solutions Inc. .........................    117,500   $  3,304,687
                                                                  ------------
MACHINERY 3.2%
Tyco International Ltd. ............................    157,200      7,083,825
                                                                  ------------
METAL & MINING 0.9%
Wyman-Gordon Co.* ..................................    100,000      1,962,500
                                                                  ------------
Total Basic Industries .............................                12,351,012
                                                                  ------------
CONSUMER CYCLICAL 22.0%
AUTOMOTIVE 2.2%
Budget Group Inc. Cl. A* ...........................    143,700      4,966,631
                                                                  ------------
HOTEL & RESTAURANT 0.5%
Extended Stay America Inc.* ........................     99,700      1,240,019
                                                                  ------------
RECREATION 5.8%
CBS Corp. ..........................................    114,000      3,355,875
Chancellor Media Corp.* ............................     72,200      5,387,925
Florida Panthers Holdings Inc. Cl. A* ..............     92,800      1,600,800
International Game Technology Inc. .................    102,300      2,583,075
                                                                  ------------
                                                                    12,927,675
                                                                  ------------
RETAIL TRADE 11.5%
Borders Group Inc.* ................................     77,000      2,411,063
Cendant Corp.* .....................................    335,232     11,523,615
CVS Corp. ..........................................     38,100      2,440,781
Dayton Hudson Corp. ................................     37,500      2,531,250
Proffitts Inc.* ....................................     69,600      1,979,250
Safeway Inc.* ......................................     72,600      4,591,950
                                                                  ------------
                                                                    25,477,909
                                                                  ------------
TEXTILE & APPAREL 2.0%
Men's Wearhouse, Inc.* .............................    125,400      4,357,650
                                                                  ------------
Total Consumer Cyclical ............................                48,969,884
                                                                  ------------
CONSUMER STAPLE 21.9%
BUSINESS SERVICE 8.0%
Apollo Group Inc. Cl. A* ...........................     61,000      2,882,250
Caribiner International Inc.* ......................    125,000      5,562,500
HBO & Co. ..........................................     65,800      3,158,400
Republic Industries Inc.* ..........................    266,200      6,205,788
                                                                  ------------
                                                                    17,808,938
                                                                  ------------
AIRPORT 1.1%
Trinity Industries Inc. ............................     52,800      2,356,200
                                                                  ------------
DRUG 4.9%
Schering-Plough Corp. ..............................     75,600      4,696,650
Warner-Lambert Co. .................................     49,400      6,125,600
                                                                  ------------
                                                                    10,822,250
                                                                  ------------
FOOD & BEVERAGE 0.5%
Starbucks Corp.* ...................................     32,100      1,231,838
                                                                  ------------
HOSPITAL SUPPLY 5.0%
Guidant Corp. ......................................    113,600      7,071,600
Tenet Healthcare Corp.* ............................     62,400      2,067,000
Trigon Healthcare Inc.* ............................     78,100      2,040,362
                                                                  ------------
                                                                    11,178,962
                                                                  ------------
PERSONAL CARE 2.4%
Colgate-Palmolive Co. ..............................     73,000   $  5,365,500
                                                                  ------------
Total Consumer Staple ..............................                48,763,688
                                                                  ------------
ENERGY 3.8%
OIL 2.9%
Seagull Energy Corp.* ..............................    312,000      6,435,000
                                                                  ------------
OIL SERVICE 0.9%
Ensco International Inc. ...........................     20,000        670,000
Schlumberger Ltd. ..................................     15,500      1,247,750
                                                                  ------------
                                                                     1,917,750
                                                                  ------------
Total Energy .......................................                 8,352,750
                                                                  ------------
FINANCE 11.1%
BANK 3.5%
BankAmerica Corp. ..................................     56,800      4,146,400
H.F. Ahmanson & Co. ................................     29,100      1,947,881
NationsBank Corp. ..................................     25,900      1,575,044
                                                                  ------------
                                                                     7,669,325
                                                                  ------------
FINANCIAL SERVICE 2.2%
LaSalle Partners Inc.* .............................     47,400      1,688,625
Merrill Lynch & Company Inc. .......................     43,400      3,165,488
                                                                  ------------
                                                                     4,854,113
                                                                  ------------
INSURANCE 5.4%
Ace Ltd. ...........................................     22,600      2,180,900
AMBAC Inc. .........................................     95,800      4,406,800
Hartford Financial Services Group, Inc. ............     14,600      1,366,012
Travelers Group Inc. ...............................     76,650      4,129,519
                                                                  ------------
                                                                    12,083,231
                                                                  ------------
Total Finance ......................................                24,606,669
                                                                  ------------
SCIENCE & TECHNOLOGY 30.8%
COMPUTER SOFTWARE & SERVICE 11.3%
Cisco Systems Inc.* ................................     67,350      3,754,763
Computer Associates International Inc. .............     93,300      4,933,237
EMC Corp.* .........................................     62,800      1,723,075
i2 Technologies Inc.* ..............................     22,000      1,160,500
Microsoft Corp.* ...................................     42,800      5,531,900
Oracle Systems Corp.* ..............................    139,200      3,105,900
PeopleSoft Inc.* ...................................    128,000      4,992,000
                                                                  ------------
                                                                    25,201,375
                                                                  ------------
ELECTRONIC COMPONENTS 4.8%
Analog Devices Inc.* ...............................     52,400      1,450,825
CHS Electronics Inc.* ..............................     81,250      1,391,406
Microchip Technology Inc.* .........................     17,300        519,000
Sanmina Corp.* .....................................     39,100      2,649,025
Texas Instruments Inc. .............................    105,800      4,761,000
                                                                  ------------
                                                                    10,771,256
                                                                  ------------
ELECTRONIC EQUIPMENT 7.9%
Advanced Fibre Communications, Inc.* ...............    119,800      3,489,175
Applied Materials Inc.* ............................     70,400      2,120,800
ASM Lithography Holdings NV* .......................      7,200        486,000
KLA-Tencor Corp.* ..................................     79,000      3,051,375
Tellabs Inc.* ......................................     60,800      3,214,800
Teradyne Inc.* .....................................    159,200      5,094,400
                                                                  ------------
                                                                    17,456,550
                                                                  ------------
OFFICE EQUIPMENT 6.8%
Compaq Computer Corp. ..............................     54,300   $  3,064,556
Hewlett-Packard Co. ................................     45,800      2,862,500
International Business Machines Corp. ..............     29,600      3,095,050
Iomega Corp.* ......................................    237,000      2,947,688
Sun Microsystems Inc.* .............................     77,400      3,086,325
                                                                  ------------
                                                                    15,056,119
                                                                  ------------
Total Science & Technology .........................                68,485,300
                                                                  ------------
UTILITY 4.1%
TELEPHONE 4.1%
Compania Anonima Nacional Telefonos de Venezuela ADR    139,700      5,815,013
WorldCom Inc.* .....................................    111,300      3,366,825
                                                                  ------------
                                                                     9,181,838
                                                                  ------------
Total Utility ......................................                 9,181,838
                                                                  ------------
Total Common Stocks (Cost $184,384,142) ............               220,711,141
                                                                  ------------

-------------------------------------------------------------------------------
                                            Principal  Maturity
                                             Amount      Date
-------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS 0.8%
American Express Credit Corp., 6.45% ..... $1,676,000  1/02/1998     1,676,000
                                                                  ------------
Total Short-Term Obligations (Cost $1,676,000) .................     1,676,000
                                                                  ------------
Total Investments (Cost $186,060,142) - 100.1% ..................   222,387,141
Cash and Other Assets, Less Liabilities - (0.1)% ................      (224,416)
                                                                  ------------
Net Assets - 100.0% ............................................. $222,162,725
                                                                  ============

Federal Income Tax Information:

At December 31, 1997, the net unrealized appreciation of
   investments based on cost for Federal income tax purposes
   of $185,761,159 was as follows: Aggregate gross unrealized appreciation for all investments in which there is an
   excess of value over tax cost ................................ $ 44,459,292
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value ...............   (7,833,310)
                                                                  ------------
                                                                  $ 36,625,982
                                                                  ============
------------------------------------------------------------------------------
* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997

ASSETS
Investments, at value (Cost $186,060,142) (Note 1) .............. $222,387,141
Cash ............................................................          743
Dividends and interest receivable ...............................       85,009
Receivable for fund shares sold .................................        4,592
Other assets ....................................................       16,588
                                                                  ------------
                                                                   222,494,073
LIABILITIES
Accrued management fee (Note 2) .................................       93,158
Payable for fund shares redeemed ................................       68,894
Accrued transfer agent and shareholder services
  (Note 2) ......................................................       40,513
Accrued distribution and service fees (Note 4) ..................       38,684
Accrued trustees' fees (Note 2) .................................       11,516
Other accrued expenses ..........................................       78,583
                                                                  ------------
                                                                       331,348
                                                                  ------------
NET ASSETS ...................................................... $222,162,725
                                                                  ============
Net Assets consist of:
  Unrealized appreciation of investments ........................ $ 36,326,999
  Accumulated net realized loss .................................   (2,184,593)
  Paid-in capital ...............................................  188,020,319
                                                                  ------------
                                                                  $222,162,725
                                                                  ============
Net Asset Value and redemption price per share of Class A shares
  ($16,469,693 / 2,329,447 shares)..............................        $7.07
                                                                        =====
Maximum Offering Price per share of Class A shares ($7.07 / .955)       $7.40
                                                                        =====
Net Asset Value and offering price per share of Class B shares
  ($36,442,111 / 5,369,794 shares)* .............................       $6.79
                                                                        =====
Net Asset Value and offering price per share of Class C shares
  ($4,561,904 / 672,596 shares)* ................................       $6.78
                                                                        =====
Net Asset Value, offering price and redemption price per share
  of Class S shares ($164,689,017 / 23,156,129 shares) ..........       $7.11
                                                                        =====

------------------------------------------------------------------------------
*Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended December 31, 1997

INVESTMENT INCOME
Dividends, net of foreign taxes of $215 ......................  $ 1,252,233
Interest (Note 1) ............................................      812,212
                                                                -----------
                                                                  2,064,445
EXPENSES
Management fee (Note 2) ......................................    1,125,505
Transfer agent and shareholder services (Note 2) .............      183,133
Custodian fee ................................................      141,457
Service fee-Class A (Note 4) .................................       43,803
Distribution and service fees-Class B (Note 4) ...............      362,334
Distribution and service fees-Class C (Note 4) ...............       53,146
Trustees' fees (Note 2) ......................................       36,732
Registration fees ............................................       35,641
Reports to shareholders ......................................       34,638
Audit fee ....................................................       33,276
Legal fee ....................................................        8,942
Miscellaneous ................................................       14,130
                                                                -----------
                                                                  2,072,737
                                                                -----------
Net investment loss ..........................................       (8,292)
                                                                -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 3) .............   18,610,792
   Net unrealized appreciation of investments ................    3,969,183
                                                                -----------
   Net gain on investments ...................................   22,579,975
                                                                -----------
   Net increase in net assets resulting from operations         $22,571,683
                                                                ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    YEARS ENDED DECEMBER 31
                                                 ----------------------------
                                                    1996             1997
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss ..........................   $  (421,667)    $     (8,292)
Net realized gain on investments .............    25,313,329       18,610,792
Net unrealized appreciation of
  investments ................................     1,008,895        3,969,183
                                                ------------     ------------
Net increase resulting from
  operations..................................    25,900,557       22,571,683
                                                ------------     ------------
Dividend from net investment income:
  Class S ....................................      (212,810)              --
                                                ------------     ------------
Distributions from net realized gains:
  Class A ....................................    (1,432,492)      (1,628,897)
  Class B ....................................    (3,063,722)      (3,791,004)
  Class C ....................................      (542,316)        (470,585)
  Class S ....................................   (17,829,679)     (17,258,290)
                                                ------------     ------------
                                                 (22,868,209)     (23,148,776)
                                                ------------     ------------
Net increase (decrease) from fund share
   transactions (Note 5) .....................    24,343,911       (6,291,623)
                                                ------------     ------------
Total increase (decrease) in
  net assets..................................    27,163,449       (6,868,716)
NET ASSETS
Beginning of year ............................   201,867,992      229,031,441
                                                ------------     ------------
End of year ..................................  $229,031,441     $222,162,725
                                                ============     ============

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

NOTE 1
State Street Research Growth Fund (the "Fund"), is a series of State Street Research Growth Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities believed by the Investment Adviser to have better than average growth potential over the years.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENTS IN SECURITIES
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.

C. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended December 31, 1997, the Fund has designated its distributions from net realized gains as $3,209,360 from 20% rate gains and $10,230,173 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 1997, the value of the securities loaned and the value of collateral were $9,541,913 and $9,751,601, respectively.

NOTE 2
The Trust and the Adviser have entered into a contract that provides for an annual fee equal to 0.475% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1997, the fees pursuant to such agreement amounted to $1,125,505.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended December 31, 1997, the amount of such expenses was $44,831.

The fees of the Trustees not currently affiliated with the Adviser amounted to $36,732 during the year ended December 31, 1997.

NOTE 3
For the year ended December 31, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $585,325,335 and $611,475,453, respectively.

NOTE 4
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1997, fees pursuant to such plan amounted to $43,803, $362,334 and $53,146 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $23,824 and $105,414, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $285,667 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $66,560 and $508 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                  YEARS ENDED DECEMBER 31
                                 -------------------------------------------------------
                                           1996                         1997
                                 --------------------------   --------------------------
CLASS A                            SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold ...................   1,847,928   $  14,383,066    1,800,180   $  13,267,551
Issued upon reinvestment of
  distributions from net
  realized gains ..............     195,417       1,399,231      239,036       1,614,506
Shares redeemed ...............    (263,591)     (2,062,377)  (1,828,511)    (13,640,894)
                                 ----------   -------------   ----------   -------------
Net increase ..................   1,779,754   $  13,719,920      210,705   $   1,241,163
                                 ==========   =============   ==========   =============

CLASS B                            SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold ...................   2,947,485   $  22,502,916    1,677,391   $  12,208,831
Issued upon reinvestment of
  distributions from net
  realized gains ..............     369,233       2,566,243      502,614       3,255,965
Shares redeemed ...............    (395,250)     (2,996,738)  (1,283,390)     (9,489,085)
                                 ----------   -------------   ----------   -------------
Net increase ..................   2,921,468   $  22,072,421      896,615   $   5,975,711
                                 ==========   =============   ==========   =============

CLASS C (FORMERLY CLASS D)         SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold ...................     462,926   $   3,510,341      331,641   $   2,437,190
Issued upon reinvestment of
  distributions from net
  realized gains ..............      71,693         498,203       69,801         451,609
Shares redeemed ...............     (39,411)       (298,667)    (531,745)     (3,958,490)
                                 ----------   -------------   ----------   -------------
Net increase (decrease) .......     495,208   $   3,709,877     (130,303)  $  (1,069,691)
                                 ==========   =============   ==========   =============

CLASS S (FORMERLY CLASS C)         SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold ...................     114,007   $     899,665       58,742      $  441,722
Issued upon reinvestment of:
  Distributions from net
  realized gains ..............     807,652       5,802,306    1,059,076       7,196,912
  Dividend from net investment
income ........................       4,457          36,774     --             --
Shares redeemed ...............  (2,836,294)    (21,897,052)  (2,628,815)    (20,077,440)
                                 ----------   -------------   ----------   -------------
Net decrease ..................  (1,910,178)  $ (15,158,307)  (1,510,997)  $ (12,438,806)
                                 ==========   =============   ==========   =============

STATE STREET RESEARCH GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                        CLASS A
                                                    ---------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                    ---------------------------------------------------------------------------
                                                         1993(2)        1994            1995(1)         1996(1)         1997(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                   9.63           8.50            7.09            7.02            7.17
                                                        -----          -----           -----           -----           -----
  Net investment income (loss) ($)                       0.06           0.05            0.01           (0.03)          (0.00)
  Net realized and unrealized gain (loss) on
    investments ($)                                      0.37          (0.38)           2.30            0.93            0.68
                                                        -----          -----           -----           -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)                     0.43          (0.33)           2.31            0.90            0.68
                                                        -----          -----           -----           -----           -----
  Dividends from net investment income ($)              (0.08)         (0.05)          (0.02)             --              --
  Distributions from net realized gains ($)             (1.48)         (1.03)          (2.36)          (0.75)          (0.78)
                                                        -----          -----           -----           -----           -----
TOTAL DISTRIBUTIONS ($)                                 (1.56)         (1.08)          (2.38)          (0.75)          (0.78)
                                                        -----          -----           -----           -----           -----
NET ASSET VALUE, END OF YEAR ($)                         8.50           7.09            7.02            7.17            7.07
                                                        =====          =====           =====           =====           =====
Total return(4) (%)                                      4.52(5)       (3.83)          32.57           12.65           10.14
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                   602            719           2,379          15,181          16,470
Ratio of operating expenses to average net assets(%)     0.96(6)        0.90            0.89            0.90            0.93
Ratio of net investment income (loss) to average
  net assets (%)                                         0.48(6)        0.54            0.12           (0.34)          (0.05)
Portfolio turnover rate (%)                             68.36          57.18          234.43          237.85          258.99
Average commission rate ($)(7)                             --             --              --          0.0331          0.0383

                                                                                        CLASS B
                                                    ---------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                    ---------------------------------------------------------------------------
                                                         1993(3)        1994            1995(1)         1996(1)         1997(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                   9.56           8.46            7.02            6.89            6.96
                                                        -----          -----           -----           -----           -----
  Net investment income (loss) ($)                       0.03          (0.00)          (0.06)          (0.08)          (0.06)
  Net realized and unrealized gain (loss) on
    investments ($)                                      0.42          (0.41)           2.29            0.90            0.67
                                                        -----          -----           -----           -----           -----
TOTAL FROM INVESTMENT OPERATIONS ($)                     0.45          (0.41)           2.23            0.82            0.61
                                                        -----          -----           -----           -----           -----
  Dividend from net investment income ($)               (0.07)            --              --              --              --
  Distributions from net realized gains ($)             (1.48)         (1.03)          (2.36)          (0.75)          (0.78)
                                                        -----          -----           -----           -----           -----
TOTAL DISTRIBUTIONS ($)                                 (1.55)         (1.03)          (2.36)          (0.75)          (0.78)
                                                        -----          -----           -----           -----           -----
NET ASSET VALUE, END OF YEAR ($)                         8.46           7.02            6.89            6.96            6.79
                                                        =====          =====           =====           =====           =====
Total return(4) (%)                                      4.64(5)       (4.80)          31.71           11.73            9.44
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                   986          1,544          10,684          31,119          36,442
Ratio of operating expenses to average net assets
  (%)                                                    1.71(6)        1.63            1.63            1.65            1.68
Ratio of net investment loss to average net assets
  (%)                                                   (0.36)(6)      (0.20)          (0.69)          (1.07)          (0.82)
Portfolio turnover rate (%)                             68.36          57.18          234.43          237.85          258.99
Average commission rate ($)(7)                             --             --              --          0.0331          0.0383
--------------------------------------------------------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.
(2) March 16, 1993 (commencement of share class designations) to December 31, 1993.
(3) March 18, 1993 (commencement of share class designations) to December 31, 1993.
(4) Does not reflect any front-end or contingent deferred sales charges.
(5) Not annualized.
(6) Annualized.
(7) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

                                                                           CLASS C (FORMERLY CLASS D)
                                             ------------------------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31
                                             ------------------------------------------------------------------------------------
                                                    1993(3)          1994             1995(1)          1996(1)          1997(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              9.56             8.45             7.02             6.88             6.95
                                                   -----            -----            -----            -----            -----
  Net investment income (loss) ($)                  0.03            (0.00)           (0.06)           (0.08)           (0.06)
  Net realized and unrealized gain (loss)
    on investments ($)                              0.41            (0.40)            2.28             0.90             0.67
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.44            (0.40)            2.22             0.82             0.61
                                                   -----            -----            -----            -----            -----
  Dividend from net investment income ($)          (0.07)              --               --               --               --
  Distributions from net realized gains ($)        (1.48)           (1.03)           (2.36)           (0.75)           (0.78)
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (1.55)           (1.03)           (2.36)           (0.75)           (0.78)
                                                   -----            -----            -----            -----            -----
ET ASSET VALUE, END OF YEAR ($)                     8.45             7.02             6.88             6.95             6.78
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                 4.59(5)         (4.68)           31.57            11.89             9.30
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)              242              384            2,117            5,584            4,562
Ratio of operating expenses to average net
  assets (%)                                        1.71(6)          1.63             1.63             1.65             1.68
Ratio of net investment loss to average net
  assets (%)                                       (0.34)(6)        (0.20)           (0.67)           (1.07)           (0.79)
Portfolio turnover rate (%)                        68.36            57.18           234.43           237.85           258.99
Average commission rate ($)(7)                        --               --               --           0.0331           0.0383

                                                                           CLASS S (FORMERLY CLASS C)
                                             --------------------------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31
                                             -------------------------------------------------------------------------------------
                                                    1993             1994             1995(1)          1996(1)          1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)              9.26             8.51             7.08             7.02             7.18
                                                   -----            -----            -----            -----            -----
  Net investment income (loss) ($)                  0.09             0.07             0.04            (0.00)            0.01
  Net realized and unrealized gain (loss)
    on investments ($)                              0.74            (0.40)            2.29             0.92             0.70
                                                   -----            -----            -----            -----            -----
TOTAL FROM INVESTMENT OPERATIONS ($)                0.83            (0.33)            2.33             0.92             0.71
                                                   -----            -----            -----            -----            -----
  Dividends from net investment income ($)         (0.10)           (0.07)           (0.03)           (0.01)              --
  Distributions from net realized gains ($)        (1.48)           (1.03)           (2.36)           (0.75)           (0.78)
                                                   -----            -----            -----            -----            -----
TOTAL DISTRIBUTIONS ($)                            (1.58)           (1.10)           (2.39)           (0.76)           (0.78)
                                                   -----            -----            -----            -----            -----
NET ASSET VALUE, END OF YEAR ($)                    8.51             7.08             7.02             7.18             7.11
                                                   =====            =====            =====            =====            =====
Total return(4) (%)                                 8.94            (3.82)           33.02            12.74            10.54
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)          250,786          186,108          186,689          177,147          164,689
Ratio of operating expenses to average net
  assets (%)                                        0.66             0.64             0.64             0.65             0.68
Ratio of net investment income (loss) to
  average net assets (%)                            0.92             0.78             0.43            (0.06)            0.19
Portfolio turnover rate (%)                        68.36            57.18           234.43           237.85           258.99
Average commission rate ($)(7)                        --               --               --           0.0331           0.0383
---------------------------------------------------------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.
(2) March 16, 1993 (commencement of share class designations) to December 31, 1993.
(3) March 18, 1993 (commencement of share class designations) to December 31, 1993.
(4) Does not reflect any front-end or contingent deferred sales charges.
(5) Not annualized.
(6) Annualized.
(7) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended December 31, 1996.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST AND SHAREHOLDERS OF STATE STREET RESEARCH GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of State Street Research Growth Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Growth Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 9, 1998

STATE STREET RESEARCH GROWTH FUND
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------


For the year ended December 31, 1997, Class A shares of Growth Fund returned +10.14% [without sales charge]. That was significantly less than the average growth fund, which was up 25.30%, according to Lipper Analytical Services.

The Fund invests primarily in small- to medium-sized growth companies.

The Fund's heavy exposure to the sciences and technology sector which includes industries like computer software and electronics, accounted for much of its underperformance during the year. And because many of the technology sector stocks in the Fund involved above-average risk, they suffered even more than the industry average. However, management continued to hold on to most of its technology sector position on the belief that many of the companies have rebound potential. A gradual restructuring is underway, with the goal of managing the overall volatility of the Fund.

December 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the period prior to 1993 that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                          CHANGE IN VALUE OF $10,000
                        BASED ON THE S&P 500 COMPARED
                        TO CHANGE IN VALUE OF $10,000
                           INVESTED IN GROWTH FUND

CLASS A SHARES

-----------------------------------------
Average Annual Total Return
-----------------------------------------
   1 Year     5 Years       10 Years
-----------------------------------------
   +5.18%     +10.42%       +12.17%
-----------------------------------------

        Investment Trust         S&P 500
-----------------------------------------
12/87           9,550            10,000
12/88          10,440            11,660
12/89          14,590            15,340
12/90          13,690            14,870
12/91          17,360            19,390
12/92          18,350            20,860
12/93          19,940            22,960
12/94          19,180            23,260
12/95          25,430            31,990
12/96          28,640            39,330
12/97          31,546            52,448


CLASS B SHARES

-----------------------------------------
     Average Annual Total Return
-----------------------------------------
   1 Year     5 Years       10 Years
-----------------------------------------
   +4.56%     +10.42%       +12.27%
-----------------------------------------

        Investment Trust         S&P 500
-----------------------------------------
12/87          10,000            10,000
12/88          10,930            11,660
12/89          15,280            15,340
12/90          14,340            14,870
12/91          18,180            19,390
12/92          19,210            20,860
12/93          20,760            22,960
12/94          19,760            23,260
12/95          26,030            31,990
12/96          29,080            39,330
12/97          31,823            52,448

Class C Shares

-----------------------------------------
     Average Annual Total Return
-----------------------------------------
   1 Year     5 Years       10 Years
-----------------------------------------
   +8.32%     +10.61%       +12.27%
-----------------------------------------

        Investment Trust         S&P 500
-----------------------------------------
12/87          10,000            10,000
12/88          10,930            11,660
12/89          15,280            15,340
12/90          14,340            14,870
12/91          18,180            19,390
12/92          19,210            20,860
12/93          20,750            22,960
12/94          19,770            23,260
12/95          26,020            31,990
12/96          29,110            39,330
12/97          31,816            52,448

Class S Shares

-----------------------------------------
     Average Annual Total Return
-----------------------------------------
   1 Year     5 Years       10 Years
-----------------------------------------
   +10.54%    +11.67%       +12.81%
-----------------------------------------

        Investment Trust         S&P 500
-----------------------------------------
12/87          10,000            10,000
12/88          10,930            11,660
12/89          15,280            15,340
12/90          14,340            14,870
12/91          18,180            19,390
12/92          19,210            20,860
12/93          20,930            22,960
12/94          20,130            23,260
12/95          26,780            31,990
12/96          30,190            39,330
12/97          33,372            52,448

STATE STREET RESEARCH GROWTH FUND

------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST
------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
GROWTH FUND                                Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company                                                                STEVE A. GARBAN
One Financial Center                       DUDLEY F. WADE                         Retired; formerly Senior Vice
Boston, MA 02111                           Vice President                         President for Finance and
                                                                                  Operations and Treasurer, The
DISTRIBUTOR                                JAMES M. WEISS                         Pennsylvania State University
State Street Research                      Vice President
Investment Services, Inc.                                                         MALCOLM T. HOPKINS
One Financial Center                       KENNARD WOODWORTH, JR.                 Former Vice Chairman of the
Boston, MA 02111                           Vice President                         Board and Chief Financial
                                                                                  Officer, St. Regis Corp.
SHAREHOLDER SERVICES                       GERARD P. MAUS
State Street Research                      Treasurer                              EDWARD M. LAMONT
Service Center                                                                    Formerly in banking
P.O. Box 8408                              JOSEPH W. CANAVAN                      (Morgan Guaranty Trust
Boston, MA 02266-8408                      Assistant Treasurer                    Company of New York);
1-800-562-0032                                                                    presently engaged in private
                                           DOUGLAS A. ROMICH                      investments and civic affairs
CUSTODIAN                                  Assistant Treasurer
State Street Bank and                                                             ROBERT A. LAWRENCE
Trust Company                              FRANCIS J. MCNAMARA, III               Associate, Saltonstall & Co.
225 Franklin Street                        Secretary and General Counsel
Boston, MA 02110                                                                  DEAN O. MORTON
                                           DARMAN A. WING                         Retired; formerly Executive
LEGAL COUNSEL                              Assistant Secretary and                Vice President, Chief
Mintz, Levin, Cohn, Ferris,                Assistant General Counsel              Operating Officer and Director,
Glovsky and Popeo, P.C.                                                           Hewlett-Packard Company
One Financial Center                       AMY L. SIMMONS
Boston, MA 02111                           Assistant Secretary                    THOMAS L. PHILLIPS
                                                                                  Retired; formerly Chairman of
INDEPENDENT ACCOUNTANTS                                                           the Board and Chief Executive
Coopers & Lybrand L.L.P.                                                          Officer, Raytheon Company
One Post Office Square
Boston, MA 02109                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

                                                                                  JEPTHA H. WADE
                                                                                  Retired; formerly Of Counsel,
                                                                                  Choate, Hall & Stewart

                                                               -----------------
STATE STREET RESEARCH GROWTH FUND                                  Bulk Rate
One Financial Center                                             U.S. Postage
Boston, MA 02111                                                     PAID
                                                                 Randolph, MA
                                                                Permit No. 600
                                                               -----------------



QUESTIONS? COMMENTS?

Call us at 1-800-562-0032

Write us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

E-mail us at:
    info@ssrfunds.com


[Graphic Omitted]   STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Global Resources Fund prospectus. When used after March 31, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 4102-970820(0998)SSR-LD                           GF-750D-298IBS